               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


     AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of December 31, 1996, between FRONT ROYAL, INC., a North Carolina corporation (the "Company"), and (i) the purchasers of the Company's Class A Common Stock and Series 1 Warrants (the "First Warrants") listed on the signature pages hereof (the "Purchasers") pursuant to the Securities Purchase Agreement, dated as of May 19, 1993, among the Company and the Purchasers (the "Purchase Agreement"), the holders of the Company's Class A Common Stock listed on the signature pages hereof (the "Class A Holders") and F.R. Group, Inc., (the parties in foregoing clause (i) collectively referred to as the "First Parties"), (ii) the purchasers of those certain units comprised of 6.00% Secured Senior Subordinated Notes and Class A Common Stock Warrants (the "Second Warrants") listed on the signature pages hereto (collectively, the "Second Parties"), pursuant to those certain Subscription Agreements, dated as of June 30, 1994, among the Company and the Second Parties (collectively, the "Subscription Agreement"), (iii) the holders of those certain Series 2 Warrants issued on September 23, 1994 and December 22, 1994 (the "Third Warrants"), listed on the signature pages hereof (collectively, the "Third Parties"), issued in connection with that certain Loan Agreement, dated as of September 22, 1994, among the Company and the Third Parties (the "Loan Agreement"), and (iv) the purchasers listed on the signature pages hereof of those certain units comprised of shares of the Company's Class C Common Stock (the "Placement Shares"), Class A Common Stock Purchase Warrants (the "Fourth Warrants") and Rights (the "Rights"), which Rights the Company may, upon exercise thereof, pay in shares of the Company's Class A Common Stock (collectively, the "Fourth Parties"), pursuant to the Subscription Agreement dated as of December 31, 1996 among the Company and the Fourth Parties (the "Subscription Agreement").

                              W I T N E S S E T H:

     WHEREAS, the Company and the First Parties are parties to that certain Registration Rights Agreement, dated as of May 19, 1993 (the "Original Registration Agreement"), pursuant to which the Company granted to the First Parties certain registration rights under the Securities Act (as defined below) (the "Registration Rights") with respect to certain shares of the Company's stock specified therein;

     WHEREAS, the Company has granted Registration Rights to the Second Parties pursuant to the Second Warrants with respect to the shares of Class A Common Stock issuable on exercise of the Second Warrants;

     WHEREAS, the Company has granted Registration Rights to the Third Parties pursuant to the Third Warrants with respect to the shares of Class A Common Stock issuable on exercise of the Third Warrants;


     WHEREAS, the Company has agreed to grant Registration Rights to the Fourth Parties in connection with the Class A Common Stock issuable on conversion of the Placement Shares, and the shares of Class A Stock issuable on exercise of the Fourth Warrants and the Rights, on similar terms and conditions as provided to the First Parties in the Original Registration Rights Agreement;

     WHEREAS, the Company has agreed to grant Registration Rights to the holders (the "Preferred Holders") of the Company's Series A Preferred Stock (the "Series A Preferred") issued in connection with the acquisition by the Company of Rockwood Casualty Insurance Company ("Rockwood") with respect to the shares of Class A Common Stock issuable on conversion of the Series A Preferred, and to the holders of certain warrants (the "Fifth Warrants") issued by the Company in connection with the acquisition of Rockwood (the "Rockwood Warrant Holders"), identical to the rights set forth in this Agreement and the Preferred Holders and Rockwood Warrant Holders shall have the right to become parties to this Agreement;

     WHEREAS, all of the parties hereto have agreed that it is in the mutual best interest of each party hereto that this one Agreement (i) amend and restate in its entirety the Original Registration Rights Agreement, (i) replace in its entirety the Registration Rights granted to the Second Parties and the Third Parties in connection with, respectively, (a) the Second Warrants and (b) the Third Warrants, (iii) grant Registration Rights to the Fourth Parties with respect to the Class A Common Stock issuable on conversion or exercise of the Placement Shares, the Fourth Warrants and the Rights and (iv) grant Registration Rights to the Preferred Holders and the Rockwood Warrant Holders with respect to the Class A Common Stock issuable on conversion or exercise of the Series A Preferred and the Fifth Warrants.

     NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

          (a) "Affiliate" means, with respect to any Person (defined below), (i) any Person controlling, controlled by or under common control with such Person and (ii) the spouse, siblings, parents, children or grandchildren of such Person, or any trust or similar entity formed for the benefit of one or more of such persons.

          (b) "Articles of Incorporation" means the Articles of Incorporation of the Company, as amended from time to time.

          (c) "Board of Directors" means the board of directors of the Company as constituted from time to time.

          (d) "Class A Common Stock" means the Company's Class A Common Stock, no par value.

          (e) "Class B Common Stock" means the Company's Class B Common Stock, no par value.

          (f) "Class C Common Stock" means the Company's Class C Common Stock, no par value.

          (g) "Commission" means the Securities and Exchange Commission.

          (h) "Common Stock" means (i) the Class A Common Stock, (ii) the Class B Common Stock, (iii) the Class C Common Stock, (iv) any other capital stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies or in the absence of any provision to the contrary in the Company's Articles of Incorporation, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency or provision), and (v) any other securities into which or for which any of the securities described in
     (i), (ii), (iii) or (iv) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

          (i) "Company" means Front Royal, Inc., a North Carolina corporation, and its successors and assigns.

          (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, as amended.

          (k) "Initial Public Offering" means the first underwritten public offering of Common Stock of the Company for the account of the Company and offered on a "firm commitment" or "best efforts" basis pursuant to an offering registered under the Securities Act with the Commission on Form S-1, Form SB-l or their then equivalents forms.

          (l) "Parties" means, collectively, the First Parties, the Second Parties, the Third Parties, the Fourth Parties, the Preferred Holders and the Rockwood Warrant Holders.


          (m) "Person" means an individual, corporation, partnership, joint venture, trust, university or unincorporated organization or a government or any agency or political subdivision thereof.

          (n) "Qualified Public Offering" means a fully under- written, firm commitment public offering pursuant to an effective registration under the Securities Act covering the offer and sale by the Company of its Common Stock in which the aggregate gross proceeds to the Company exceed $10,000,000 and in which the price per share of such Common Stock equals or exceeds $8.00 (such price subject to equitable adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event).

          (o) "Registrable Securities" means:

          (i) Registrable Shares, as defined in the Original Registration Agreement; and

          (ii) Shares of Class A Common Stock issued or issuable on exercise of the Second Warrants, the Third Warrants, the Fourth Warrants and the Fifth Warrants, the Rights and any shares of Common Stock issued on account of such Common Stock; and

          (iii) Shares of Class A Common Stock issued or issuable on conversion of the Class C Common Stock, and any shares of Common Stock issued on account of such Class A Common Stock; and

          (iv) Shares of Class A Common Stock that are issued on exercise of the Rights, and any shares of Common Stock issued on account of such Class A Common Stock; and

          (v) Shares of Class A Common Stock issued or issuable on conversion of the Series A Preferred, and any shares of Common Stock issued on account of such Class A Common Stock;

          provided, however, that shares of Common Stock that are Registrable Securities shall cease to be Registrable Securities (x) upon the consummation of any sale of such shares pursuant to an effective registration statement under the Securities Act or Rule 144 under the Securities Act or (y) at such time as such Registrable Securities become eligible for sale under Rule 144(k) under the Securities Act.

          (p) "Required Demand Percentage" means the number of Registrable Securities equal to 15% of the aggregate number of shares of Common Stock outstanding on the date hereof, assuming conversion in full of the Series A Preferred and exercise in full of all outstanding warrants and options, other than the Fourth Warrants. As of January 1, 1997, the number of shares of Common Stock constituting the Required Demand Percentage is 1,947,645 as of the date hereof.


          (q) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, as amended.

          (r) "Subsidiary" means any Person of which the Company directly or indirectly owns securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions.

          (s) "Warrants" shall mean the Series 1 Warrants, the First Warrants, the Second Warrants, the Third Warrants, the Fourth Warrants and the Fifth Warrants.

                                   ARTICLE II

                               REGISTRATION RIGHTS

     2.01. "Piggy-Back" Registrations. If at any time the Company shall determine to register for its own account or the account of others under the Securities Act (including in connection with a Qualified Public Offering, the Initial Public Offering or a demand for registration of any stockholder of the Company other than any of the Parties) any of its equity securities, other than on Form S-8 or Form S-4 or their then equivalents relating to shares of Common Stock to be issued solely in connection with any acquisition of an entity or business or shares of Common Stock issuable in connection with stock option or other employee benefit plans, it shall send to each holder of Registrable Securities, including each holder who has the right to acquire Registrable Securities, written notice of such determination and if, within 15 days after receipt of such notice, such holder shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of the Registrable Securities such holder requests to be registered.

     If, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in the registration statement because in its judgment, such limitation is necessary to affect an orderly public distribution, then the Company shall be obligated to include in such registration statement only such portion of the Registrable Securities with respect to which such holder has requested inclusion pursuant hereto as such limitation permits after the inclusion of all shares of Common Stock to be registered by the Company for its own account; provided, however, as between the Company, other stockholders holding contractual registration rights and the holders of Registrable Securities, in no event shall the Registrable Securities included in such offering be limited to less than 25% of the aggregate shares offered. Any exclusion of Registrable Securities shall be made pro rata among such holders of Registrable Securities (or their assigns) seeking to include such shares, in proportion to the number of such shares sought to be included by such holders of Registrable Securities (or their assigns). No incidental right under this Section 2.01 shall be construed to limit any registration required under Section 2.02. The obligations of the Company under this Section 2.01 may be waived at any time upon the written consent of holders of at least two-thirds in interest of the Registrable Securities and shall expire on the fifth anniversary following the consummation of an Initial Public Offering.

     2.02. Required Registrations. If on any occasion, one or more holders of the Required Demand Percentage shall notify the Company in writing that it or they desire to offer or cause to be offered for public sale at least 10% of the shares of Common Stock outstanding on the date hereof, assuming conversion in full of the Series A Preferred and exercise in full of all outstanding options and warrants, other than the Fourth Warrants, having a minimum market value of at least $2,000,000 before calculation of underwriting discounts and commissions, the Company will so notify all holders of Registrable Securities, including all holders who have a right to acquire Registrable Securities. Upon written request of any holder given within 15 days after the receipt by such holder from the Company of such notification, the Company will use its best efforts to cause such of the Registrable Securities as may be requested by any holder thereof (including the holder or holders giving the initial notice of intent to offer) to be registered under the Securities Act as expeditiously as practicable. The Company shall not be required to effect more than two registrations in any calendar year, nor more than four registrations in the aggregate, pursuant to this Section 2.02. If the Company determines to include shares to be sold by it or by other selling shareholders (other than any of the Parties) in any registration request pursuant to this Section 2.02, such registration shall be deemed to have been a "piggy back" registration under Section 2.01, and not a "demand" registration under this Section 2.02 if the holders of Registrable Securities are unable to include in any such registration statement 85% of the Registrable Securities initially requested for inclusion in such registration statement. The holders of Registrable Securities may not exercise their rights under this Section 2.02 prior to the earlier of (i) November 19, 1998, or (ii) 180 days after the effective date of any registration statement covering the Initial Public Offering, or after the tenth anniversary of such effective date.

     2.03. Registrations on Form S-3. In addition to the rights provided the holders of Registrable Securities in Sections 2.01 and 2.02 above, if the registration of Registrable Securities under the Securities Act can be effected on Form S-3 (or any similar form promulgated by the Commission), then upon the written request of one or more holders of, or Persons owning or having a right to acquire, the Required Demand Percentage, the Company will so notify each holder of Registrable Securities, including each holder who has a right to acquire Registrable Securities, and then, as expeditiously as possible, use its best efforts to effect qualification and registration under the Securities Act on Form S-3 of all or such portion of the Registrable Securities as the holder or holders shall specify; provided, however, the Company shall not be required to effect a registration pursuant to this Section 2.03 unless the market value of the Registrable Securities to be sold in any such registration shall be estimated by the Board of Directors in good faith to be at least $500,000 at the time of filing such registration statement, and further provided that the Company shall not be required to effect more than one registration during any 12-month period pursuant to this Section 2.03, or any such registration if the request for such registration is not made prior to the tenth anniversary of the date upon which the Company becomes eligible to use Form S-3 (or any successor form).

     2.04. Effectiveness. The Company will prepare and file with the Commission a registration statement with respect to the Registrable Securities and will use its best efforts to maintain the effectiveness for up to 90 days (or such shorter period of time as the underwriters need to complete the distribution of the registered offering, or one year in the case of a "shelf" registration statement on Form S-3) of any registration statement pursuant to which any of the Registrable Securities are being offered, and will prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus contained therein for such period as may be reasonably necessary to effect the sale of such securities, not to exceed 90 days, and to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation. The Company will also provide each holder of Registrable Securities with as many copies of the registration statement and prospectus contained in any such registration statement and all amendments and supplements thereto as it may reasonably request.

     2.05. Indemnification of Holders of Registrable Securities. In the event that the Company registers any of the Registrable Securities under the Securities Act, the Company will indemnify and hold harmless each holder and each underwriter of the Registrable Securities (including their officers, directors, affiliates and partners) so registered (including any broker or dealer through whom such shares may be sold) and each Person, if any, who controls such holder or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, as incurred, and, except as hereinafter provided, will reimburse each such holder, each such underwriter and each such controlling Person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, as incurred, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration, unless (i) with respect to any particular holder, underwriter or controlling Person, such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or amended preliminary prospectus or final prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by any holder or underwriter (or in the case of any controlling Person by the holder controlled by such controlling Person) expressly for use therein or (ii) in the case of a sale directly by such holder of Registrable Securities (including, without limitation, a sale of such Registrable Securities through any underwriter retained by such holder of Registrable Securities to engage in a distribution solely on behalf of such holder of Registrable Securities), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus copies of which were delivered to such holder of Registrable Securities or such underwriter on a timely basis, and such holder of Registrable Securities failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities to the Person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act.

     Promptly after receipt by any holder of Registrable Securities, any underwriter or any controlling Person of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such holder of Registrable Securities, or such underwriter or such controlling person, as the case may be, will notify the Company in writing of the commencement thereof (provided that failure to so notify the Company shall not relieve the Company from any liability it may have hereunder except and only to the extent that it has been damaged thereby) and, subject to the provisions hereinafter stated, the Company shall be entitled to assume the defense of such action (including the retention of counsel, who shall be counsel reasonably satisfactory to such holder of Registrable Securities, such underwriter or such controlling Person, as the case may be), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company.

     Such holder of Registrable Securities, any such underwriter or any such controlling Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel subsequent to any assumption of the defense by the Company shall not be at the expense of the Company unless the employment of such counsel has been specifically authorized in writing by the Company; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select not more than one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. At any time, any holder of Registrable Securities may select separate counsel and assume its own legal defense with the expenses and fees of such separate counsel and other expenses related to such separate counsel to be borne by such holder electing separate counsel. The Company shall not be liable to indemnify any Person for any settlement of any such action effected without the Company's written consent. The Company shall not, except with the approval of each party being indemnified under this Section 2.05, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

     In order to provide for just and equitable contribution to joint liability under the Securities Act, applicable state securities laws, or under any other statute or at common law or otherwise, in any case in which any holder of Registrable Securities exercising rights under this Article II, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 2.05 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.05 provides for indemnification in such case, then the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holder of Registrable Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holder of Registrable Securities on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the holder of Registrable Securities on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such registration statement, and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     The indemnities provided in this Section 2.05 shall survive the transfer of any Registrable Securities by such holder.

     2.06. Indemnification of the Company. In the event that the Company registers any of the Registrable Securities under the Securities Act, each holder of the Registrable Securities so registered will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed or otherwise participated in the preparation of the registration statement, each underwriter of the Registrable Securities so registered (including, without limitation, any broker or dealer through whom such of the shares may be sold) and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling Person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or in the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Securities expressly for use therein; provided, however, that such holder's obligations hereunder shall be limited to an amount equal to the proceeds received by such holder of Registrable Securities sold in such registration.

     Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against such holder of Registrable Securities, the Company will notify such holder of Registrable Securities in writing of the commencement thereof (provided that failure to so notify such holder shall not relieve such holder from any liability it may have hereunder, except and only to the extent that it has been damaged thereby), and, subject to the provisions hereinafter stated, such holder of Registrable Securities shall be entitled to assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against such holder of Registrable Securities.

     The Company and each such director, officer, underwriter or controlling Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel subsequent to any assumption of the defense by such holder of Registrable Securities shall not be at the expense of such holder of Registrable Securities unless employment of such counsel has been specifically authorized in writing by such holder of Registrable Securities; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties shall have the right to select not more than one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. At any time, the Company or any such director, officer, underwriter or controlling Person may select separate counsel and assume its own legal defense with the expenses and fees of such separate counsel and other expenses related to such separate counsel to be borne by the Company or such director, officer, underwriter or controlling Person, as the case may be. Such holder of Registrable Securities shall not be liable to indemnify any Person for any settlement of any such action effected without such holder's written consent. No holder of Registrable Securities shall, except with the approval of each party being indemnified under this
Section 2.06, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

     In order to provide for just and equitable contribution to joint liability under the Securities Act, applicable state securities laws, or under any other statute or at common law or otherwise, in any case in which the Company exercising its rights under this Article II, makes a claim for indemnification pursuant to this Section 2.06, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding that this
Section 2.06 provides for indemnification, in such case, then the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the

Company on the one hand and of the holder of Registrable Securities on the other in connection with the statements or omissions which resulted in such losses,

claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holder of Registrable Securities on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the holder of Registrable Securities on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such registration statement, and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     2.07. Exchange Act Registration. If the Company at any time shall list any class of equity securities of the Company on any national securities exchange or authorize any such class for quotation by any national securities association and shall register such class of equity securities under the Exchange Act, the Company will, at its expense, simultaneously list on such exchange and maintain such listing of, or authorize for quotation and maintain such authorization of, the equity securities of the Company receivable upon conversion or exercise of the Class C Common Stock, Warrants, the Series A Preferred and the Rights. If the Company becomes subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, the Company will use its best efforts to file timely with the Commission such information as the Commission may require under either of said Sections; and in such event, the Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 or Rule 144A under the Securities Act (or any successor exemptive rules hereinafter in effect) with respect to such equity securities. The Company shall furnish to any holder of Registrable Securities forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company as filed with the Commission and (iii) such other reports and documents as a holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a holder to sell any such Registrable Securities without registration. After the occurrence of the Initial Public Offering, the Company agrees to use its best efforts to facilitate and expedite eligible transfers of the Registrable Securities pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Securities.

     2.08. Damages. The Company recognizes and agrees that the holders of Registrable Securities will not have an adequate remedy if the Company fails to comply with this Article II and that damages may not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by any holder of Registrable Securities or any other

Person entitled to the benefits of this Article II requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Article II.

     2.09. Further Obligations of the Company. Whenever under the preceding Sections of this Article II, the Company is required hereunder to register Registrable Securities it agrees that it shall also do the following:

          (a) Furnish to each selling holder such number of copies of each preliminary and final prospectus and such other documents as said holder may reasonably request to facilitate the public offering of its Registrable Securities;

          (b) Use its best efforts to register or qualify the Registrable Securities covered by said registration statement under the applicable securities or "blue sky" laws of such jurisdictions as any selling holder may reasonably request, to the extent legally required and to do all acts and things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by such registration statement; provided, however, that the Company shall not be obligated to qualify to do business in any jurisdictions where it is not then so qualified or to take any action which would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject;

          (c) Furnish to each selling holder a signed counterpart, addressed to the selling holders, of (i) an opinion of counsel for the Company, dated the effective date of the registration statement, covering such matters as such selling holders and the managing underwriter participating in the disposition may reasonably request and (ii) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities;

          (d) Permit each selling holder of Registrable Securities, his counsel, any managing underwriter participating in any disposition pursuant to any registration statement or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them;


          (e) Furnish to each selling holder of Registrable Securities a copy of all documents filed with and all correspondence from or to the Commission in connection with any such offering of securities;

          (f) Use its best efforts to insure the obtaining of all necessary approvals from the National Association of Securities Dealers, Inc.; and

          (g) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the registration statement covering the Initial Public Offering, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

          (h) Use its best efforts to cause all such Registrable Securities relating to any registration statement to be listed on each securities exchange or market, if any, on which similar securities issued by the Company are then listed;

          (i) Use its best efforts to provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (j) Enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the selling holders of at least a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

          (k) Notify each selling holder of such Registrable Securities, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

          (l) Notify each selling holder of such Registrable Securities of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

          (m) Prepare and file with the Commission, promptly upon the request of any selling holer of such Registrable Securities, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel selected by the selling holders of a majority of the Registrable Securities, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of

     Registrable Securities by such seller;

          (n) Prepare and promptly file with the Commission and promptly notify each seller of such Registrable Securities of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

          (o) Advise each selling holder of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

          (p) At least forty-eight hours prior to the filing of any registration statement or prospectus or any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to each selling holder of such Registrable Securities and refrain from filing any such registration statement, prospectus, amendment or supplement to which counsel selected by the selling holders of at least a majority of the Registrable Securities being registered shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, unless, in the case of an amendment or supplement, in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company form any liabilities under any applicable federal or state law and such filing will not violate applicable laws.

          Whenever under the preceding Sections of this Article II the holders of Registrable Securities are registering such shares pursuant to any registration statement, each such holder agrees to (i) provide to the Company, promptly upon its request, such information and materials as it may reasonably request in order to effect the registration of such Registrable Securities and (ii) with respect to the First Warrants, exercise all First Warrants necessary to obtain the shares of Common Stock registered on such holder's behalf in any registration statement, such conversion to be effective at the closing of such offering pursuant to such registration statement.

     2.10. Expenses. In the case of each registration effected under Sections

2.01, 2.02 or 2.03, the Company shall bear all reasonable costs and expenses of each such registration on behalf of the selling holders of Registrable Securities, including, but not limited to the Company's printing, legal and accounting fees and expenses, Commission and NASD filing fees and "blue sky" fees and expenses and the reasonable fees and disbursements of one counsel for all the selling holders of Registrable Securities in connection with the registration of their Registrable Securities; provided, however, that the Company shall have no obligation to pay or otherwise bear any portion of the underwriters commissions or discounts attributable to the Registrable Securities being offered and sold by the holders of Registrable Securities, or the fees and expenses of more than one counsel for the selling holders of Registrable Securities in connection with the registration of the Registrable Securities. The Company shall pay all expenses of the holders of the Registrable Securities in connection with any registration initiated pursuant to this Article II which is withdrawn, delayed or abandoned by the Company, except if such withdrawal, delay or abandonment is caused by the fraud, material misstatement or omission of a material fact by a holder of Registrable Securities to be included in such registration.

     2.11. Approval of Underwriter. Any managing underwriter engaged in any registration made pursuant to Section 2.02 shall be a nationally or regionally recognized firm requiring the approval in writing of the holders of a majority of the Registrable Securities requesting such registration, which approval shall not be unreasonably withheld.

     2.12. Transferability. For all purposes of Article II of this Agreement, the holder of Registrable Securities shall include not only all Parties but (i) any assignee or transferee of the Registrable Securities, or (ii) any general or limited partner or any officer or director of any of the Parties, provided, however, that such assignee or transferee agrees in writing to be bound by all of the provisions of this Agreement, including, without limitation,
Section 2.13 hereof.

     2.13. "Lock-Up" Agreement. (a) Initial Public Offering. Each holder of Registrable Securities agrees, if so requested by the Company and an underwriter of Common Stock or other securities of the Company, not to sell, grant any option or right to buy or sell, or otherwise transfer or dispose of in any manner, whether in privately-negotiated or open-market transactions, any Common Stock or other securities of the Company held by it during the 180-day period following the effective date of a registration statement filed pursuant to the Initial Public Offering, provided that:

          (i) such agreement shall apply only to the Initial Public Offering;
     and

          (ii) all holders of Registrable Securities, any other security holders whose securities are included in such registration statement, and all officers and directors of the Company shall also enter into similar agreements.

     Such "lock-up" agreement shall be in writing and in form and substance reasonably satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares subject to the foregoing restrictions until the end of said 180-day period.

     No holder of Registrable Securities shall be so restricted unless all holders are similarly and proportionately restricted.

     (b) Lock-Up after Initial Public Offering. Each holder of Registrable Securities agrees that in the event the Company proposes to offer for sale to the public any of its equity securities after the Initial Public Offering, and
(1) if such holder of Registrable Securities is an "affiliate" of the Company (for example, because a stockholder of any of the Parties is a director of the Company) or otherwise holds beneficially or of record 10% or more of the outstanding equity securities of the Company; and (2) if requested by the Company and an underwriter of Common Stock or other securities of the Company; and (3) if all other "affiliates" and such 10% stockholders similarly situated are requested by the Company and such underwriter to sign, and actually do sign, any "Lock-Up Agreement" (as described herein), then it will not sell, grant any option or right to buy or sell, or otherwise transfer or dispose of in any manner, to the public in open market transactions, any Common Stock or other securities of the Company held by it during the 90-day period following the effective date of the registration statement of the Company filed under the Securities Act. The Company agrees that it will sign a Lock-Up Agreement upon substantially similar terms and conditions in the event of a registration effected pursuant to Section 2.02 or 2.03 hereof. Such agreements shall be in writing and in form and substance reasonably satisfactory to the holder of Registrable Securities, the Company and such underwriter and pursuant to customary and prevailing terms and conditions. The Company may impose stop-transfer instructions with respect to the securities subject to the foregoing restrictions until the end of said 90-day period.

     2.14. Hold-Back Agreements. (a) Restrictions on Public Sale by Holders of Registrable Securities. Each holder of Registrable Securities hereby understands and agrees that the registration rights pursuant to this Agreement and its ability to offer and sell Registrable Securities pursuant to a registration statement are limited by the provisions of the immediately following sentence. If the Company determines in its good faith judgment that the filing of a registration statement in accordance with this Article II or the use of any prospectus would require the disclosure of material information which the Company has a bona fide business purpose for preserving as confidential or the disclosure of which would impede the Company's ability to consummate a significant transaction, upon written notice of such determination by the Company, the rights of each holder of Registrable Securities to offer, sell or distribute any Registrable Securities pursuant to a registration statement will for up to 60 consecutive days in respect of a single such notice in any 12-month period be suspended until the date upon which the Company notifies each such holder in writing that suspension of such rights for the grounds set forth in this clause (a) is no longer necessary.

     (b) Limitation on Blackouts. Notwithstanding anything contained herein to the contrary, the aggregate number of days (whether or not consecutive) during which the Company may delay the effectiveness of a registration statement or prevent offerings, sales or distributions by a holder of Registrable Securities pursuant to clause (a) above shall in no event exceed 90 days during any 12-month period.

     2.15. Mergers, Etc. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under Article II of this Agreement, and for that purpose references hereunder to Registrable Securities shall be deemed to be references to the securities which the holders of Registrable Securities would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation or reorganization; provided, however, that the provisions of this Section 2.15 shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if all stockholders are entitled to receive in exchange for their Registrable Securities consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act or (iii) securities of the acquiring corporation which the acquiring corporation has agreed to register within 90 days of completion of the transaction for resale to the public pursuant to the Securities Act.

                                   ARTICLE III

                                  MISCELLANEOUS

     3.01. No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the parties to this Agreement hereunder.

     3.02. No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     3.03. Amendments, Waivers and Consents. Except as otherwise expressly provided in this Agreement, changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if the Company (i) shall obtain consent thereto in writing from the holder or holders of more than two-thirds of the Registrable Securities and (ii) shall deliver copies of such consent in writing to any holders of Registrable Securities who did not execute such consent; provided that no consents shall be effective to reduce the percentage required under this Section 3.02, and provided, further that the written consent of the holder or holders of 75% or more of the Registrable Securities shall be required to amend this Agreement to reduce the number of demand registration rights set forth in Section 2.02 or 2.03 or to increase either the percentage of the outstanding shares of Common Stock constituting a Required Demand Percentage or the number of shares of Common Stock required pursuant to Section 2.02 or 2.03 to be offered for sale to effect such demand registration right. No amendment, consent or waiver shall be effective as against the Company unless the Company is a party thereto. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     3.04. Addresses for Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing (including facsimile communication) and mailed, transmitted by facsimile or delivered (i) if to a holder of Registrable Securities, at such holder's address for notice as set forth in the register maintained by the Company and (ii) if to the Company, at 2200 Gateway Center Boulevard, Suite 205, Morrisville, NC 27560, attention:
Chief Executive Officer, facsimile no.: (919) 469-3557, or at such other address as the Company may inform the other parties in writing.

     All such notices, requests, demands and other communications (delivery of which must be accomplished by hand; electronic facsimile transmission; express overnight courier service; or registered or certified mail, return receipt requested) shall be considered to be delivered (A) on the date delivered if delivered by hand or overnight courier, (B) on the date delivered if sent by facsimile transmission with a copy thereof sent by certified mail, return receipt requested, postage prepaid) and (C) three days after sent by certified mail, return receipt requested, postage prepaid.

     3.05. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Company and All Parties and their respective successors and assigns.

     3.06. Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement or the terms of the Rights or Warrants shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement but this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

     3.07. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of North Carolina, without giving effect to choice of laws provisions thereof.

     3.08. Headings. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     3.09. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                        FRONT ROYAL INC.


                                        By:  ___________________________________
                                             Name:
                                             Title:

                                        FIRST PARTIES:

                                        Purchasers:

                                        TECHNOLOGY LEADERS L.P.

                                        By:  Technology Leaders Management, Inc.
                                             (General Partner)

                                        By:  ___________________________________
                                             Name:
                                             Title:

                                        TECHNOLOGY LEADERS F R CORP.

                                        By:  ___________________________________
                                             Name:
                                             Title:

                                        VIRGINIA CAPITAL MANAGEMENT, INC.

                                        By:  ___________________________________
                                             Name:
                                             Title:

                                        R.F MAGUIRE TRUST

                                        By:  ___________________________________
                                             Name:  Raymer F. Maguire, Jr.
                                             Title: Co-Trustee

                                        By:  ___________________________________
                                             Name:  Charlotte E. Maguire
                                             Title: Co-Trustee

                                        ___________________________________
                                        Ivor Massey, Jr., as Trustee under

                                        Agreement with Eugene Holt, dated
                                        December 10, 1941


                                        Class A Holders:


                                        ________________________________________
                                        Rosalind S. Abram


                                        ________________________________________
                                        John A. Englert


                                        ________________________________________
                                        John J. Metelski


                                        ________________________________________
                                        Albert W. Gard, III


                                        ________________________________________
                                        Earle L. Page


                                        R. F. MAGUIRE TRUST


                                        By:  ___________________________________
                                             Name:  Raymer F. Maguire, Jr.
                                             Title: Co-Trustee

                                        By:  ___________________________________
                                             Name:  Charlotte E. Maguire
                                             Title: Co-Trustee


                                        ________________________________________
                                        Raymer F. Maguire, Jr.


                                        ________________________________________
                                        Ruth J. Abram

                                        NOAH ABRAM TEITELBAUM TRUST


                                        By:  ___________________________________
                                             Name:  Robert Hermann
                                             Title: Trustee

                                        ANNA MARA TEITELBAUM TRUST

                                        By:  ___________________________________
                                             Name:  Robert Hermann
                                             Title: Trustee


                                        ________________________________________
                                        Jane Maguire Abram


                                        ________________________________________
                                        Morris B. Abram


                                        ________________________________________
                                        Robert J. Owens


                                        ________________________________________
                                        Richard W. Wright


                                        ________________________________________
                                        Stephen Grant


                                        ________________________________________
                                        Peter M. Graham


                                        ________________________________________
                                        Dorothy Kretchmer


                                        ________________________________________
                                        Arthur J. Samberg


                                        ATLANTIC VENTURE PARTNERS, II, L.P.

                                        By:  ___________________________________
                                             (General Partner)

                                        By:  ___________________________________
                                             Name:  Lewis P. Wilkinson
                                             Title:

                                        ________________________________________
                                        Ivor Massey, Jr., as Trustee under
                                        Agreement with Eugene Holt, dated
                                        December 10, 1941


                                        ________________________________________
                                        E. Massie Valentine


                                        ________________________________________
                                        Lewis P. Wilkinson


                                        ________________________________________
                                        Robert V. Hatcher, Jr.


                                        ________________________________________
                                        John G. Bernard


                                        ________________________________________
                                        Ward W. Johnson

                                        ________________________________________
                                        F.R. GROUP, INC.


                                        By:  ___________________________________
                                             Name:
                                             Title:


                                        SECOND PARTIES:
                                        ---------------


                                        RAYMER F. MAGUIRE TRUST


                                        By:  ___________________________________
                                             Name:  Raymer F. Maguire, Jr.
                                             Title: Co-Trustee


                                             ___________________________________
                                             Name:  Charlotte E. Maguire
                                             Title: Co-Trustee


                                        ________________________________________
                                        Raymer F. Maguire, Jr.

                                        ________________________________________
                                        Ruth J. Abram


                                        ANNA MARA TEITELBAUM TRUST

                                        By:  ___________________________________
                                             Name:  Robert Hermann
                                             Title: Trustee

                                        NOAH ABRAM TEITELBAUM TRUST

                                        By:  ___________________________________
                                             Name:  Robert Hermann
                                             Title: Trustee


                                        ________________________________________
                                        Jane Maguire Abram


                                        ________________________________________
                                        Robert J. Owens

                                        ATLANTIC VENTURE PARTNERS II, L.P.


                                        By:  ___________________________________
                                             (General Partner)

                                        By:  ___________________________________
                                             Name:
                                             Title:


                                        ________________________________________
                                        Ivor Massey, Jr., as Trustee under
                                        Agreement with Eugene Holt, dated
                                        December 10, 1941


                                        ________________________________________
                                        Lewis P. Wilkinson


                                        ________________________________________
                                        Ward W. Johnson

                                        TECHNOLOGY LEADERS L.P.

                                        By:  Technology Leaders Management, Inc.
                                             (General Partner)


                                        By:  ___________________________________
                                             Name:
                                             Title:


                                        Virgina Capital, L.P.

                                        By: Virginia Capital Management, Inc.
                                             (General Partner)

                                        By:  ___________________________________
                                             Name:
                                             Title:


                                        ________________________________________
                                        J. Adam Abram


                                        ________________________________________
                                        Michael Sommer

                                        MATTHEW BRONFMAN POUR OFF TRUST


                                        By:  ___________________________________
                                             Name:  Matthew Bronfman
                                             Title: Trustee


                                        ________________________________________
                                        Peter M. Graham


                                        ________________________________________
                                        Dorothy Kvetchmer


                                        TECHNOLOGY LEADERS OFFSHORE C.V.


                                        By:  Technology Leaders Management, Inc.
                                             (General Partner)

                                        By:  ___________________________________

                                             Name:
                                             Title:


                                        ________________________________________
                                        Gregg T. Davis

                                        THIRD PARTIES:
                                        --------------

                                        SIRROM CAPITAL, L.P.

                                        By:  Sirrom Corporation
                                             (General Partner)


                                        By:  ___________________________________
                                             Name:
                                             Title:

                                        TECHNOLOGY LEADERS, L.P.

                                        By: Technology Leaders Management, Inc.
                                             (General Partner)

                                        By:  ___________________________________
                                             Name:
                                             Title:


                                        Virgina Capital, L.P.

                                        By:  Virginia Capital Management, Inc.
                                             (General Partner)

                                        By:  ___________________________________
                                             Name:
                                             Title:


                                        ________________________________________
                                        Matthew Bronfman


                                        RAYMER F. MAGUIRE TRUST


                                        By:  ___________________________________
                                             Name:  Raymer F. Maguire, Jr.
                                             Title: Co-Trustee



                                        By:  ___________________________________
                                             Name:  Charlotte E. Maguire
                                             Title: Co-Trustee


                                        ________________________________________
                                        J. Adam Abram


                                        ________________________________________
                                        Herbert Teitelbaum

                                        FOURTH PARTIES:
                                        ---------------


                                        MOORE GLOBAL INVESTMENTS, LTD.

                                        By:


                                        By:  ___________________________________
                                             Name:
                                             Title:


                                        REMINGTON INVESTMENT STRATEGIES, L.P.

                                        By:


                                        By:  ___________________________________
                                             Name:
                                             Title:


                                        HIGH RIDGE CAPITAL PARTNERS
                                         LIMITED PARTNERSHIP

                                        By:


                                        By:  ___________________________________
                                             Name:
                                             Title:


                                        [See Attached Signature Pages for
                                        additional Fourth Parties]

                            Additional Signature Page
                                       to
               Amended and Restated Registration Rights Agreement



The undersigned has executed the foregoing Amended and Restated Registration Rights Agreement as a Fourth Party thereto.


Name of Party:  ______________________________________________

             By:  ____________________________________________
                  Name:
                  Title:

                            Additional Signature Page
                                       to
                                Rights Agreement



The undersigned has executed the foregoing Rights Agreement as a PARTY thereto.


Name of Party:  ______________________________________________

             By:  ____________________________________________
                  Name:
                  Title: